[DESCRIPTION]      SEMI-ANNUAL REPORT TO THE SHAREHOLDERS

Dear Shareholders,

Small stocks continue to be out of favor when compared to the larger "blue-chip" Dow Jones Industrial average. The year 1996 was again a year like 1995 when the large stocks out-performed all other types of equity investments. We continue to believe that the over-looked small stock sector of the market will soon be leading the next charge. As investors get nervous about the high valuations of the large stocks, we believe that they will be looking for other places in the market to invest. Analyst are expecting the earnings of the companies in the Russell 2000 index(our benchmark) to grow about 35% in 1997 compared to only a projected 15% growth in earnings of the S&P 500 index. In our opinion, the outlook for small stocks continues to be positive and we are extremely optimistic about the Fund's current stock holdings for the upcoming year.

The performance of the Fund over the last six months was much like that of the rest of the small cap market in that it did not keep pace with the other large stock indexes. The big winners of the Fund were in the technology sector with Invision Technologies(bomb detection equipment) advancing 183% and ENCAD(wide format color printers) advancing 142%. The big losers of the Fund were also in the technology sector with Transwitch(ATM chips) declining 60% and Warp 10 Technologies(networking products) declining 71%. Although disappointed in the 1996 results of the Fund as compared to the Russell 2000 Index, we continue to believe that small stocks soon will become the investment choice. As usual we have included a comparison chart and graph of the Fund's performance history which is located on page 2.

Thank you for your patience in this difficult small-cap market. Feel free to call me with any questions or comments about the Fund.

                                                      Jimmy Baker
February 26, 1997                                     President


                        Table of Contents

1  President's Message            Message to the shareholders

2  Performance                    History of Fund Performance

3  Investment Portfolio           A complete list of the Fund's
                                    investments with their market value.

4  Financial Statements           Statements of Assets & Liabilities,
                                  Operations, & Changes in Net Assets.

5  Financial Highlights           Detailed Per Share Values plus key
                                     ratios

6  Notes                          Footnotes to the Financial  Statements


Page 2
                               Performance Data *

                                          Total Return      Avg Annual
                                        12 Months Ended    Return Since
                                            12/31/96        Inception(a)

AmTrust Value Fund.............               (2.86)%          2.55%
Russell 2000 Index(b)..........               16.49%          13.90%

(a) The Fund began on August 19, 1993. Performance figures are from August 19, 1993(inception) through December 31, 1996 and includes any applicable dividends.

(b) The Russell 2000 is an unmanaged index of approximately 2000 small cap stocks, ranging in value of shares, from $50 million to $600 million. Since the Fund is a "small cap fund", management of the Fund feels that Fund performance should more appropriately be compared to the Russell 2000 (Return is the price percentage change of the index during the period, including dividends).

*  Past Performance is not predictive of future performance


Page 3
             Schedule of Investments as of December 31, 1996


Shares                     Value

Automobiles & Auto Parts - 1.69%
 5,000  HiLo  Auto Parts     12,500

Banking -  7.21%
 1,500  TR Financial         53,250

Biotechnology - 18.70%
 4,000  Celgene              44,500
 8,000  Hemagen              19,500
 2,000  Medarex              14,000
 5,000  Thermogenesis        19,375
 5,000  Sheffield Medical    18,750
15,000  Pharmos              22,032
                            138,157

Communications  - 10.25%
 3,500  STM Wireless         24,500
 8,000  Warp 10 Technologies 17,500
10,000  Phoenix Network      33,750
                             75,750

Computer Software & Servics - 3.66%
 2,000  K-2 Design           12,750
 2,000  K-2 Design (warrants) 1,250
 4,000  Globalink            13,000
                             27,000

Computer Equipment/Products - 8.21%
 1,000  ENCAD                41,250
 4,000  Focus Enhancements    7,000
 3,000  Plasma Therm         12,375
                             60,625

Electric/Electronic Components - 13.50%
 2,000  Bell Microproducts   17,750
 4,000  Transwitch           21,000
 3,000  Videonics            26,625
 1,000  Excel Technologies    8,125
10,000  Seeq Technology      26,250
                             99,750

Energy - 3.60%
 3,000  Gulfwest Oil          9,000
12,000  WRT Energy            3,000
 3,000  Panaco               14,625
                             26,625

Healthcare - 15.78%
 3,000  Medical Control, Inc 15,000
 2,000  PLC Systems          45,000
 4,000  Staff Builders        9,125
 5,755  Retirement Care
               Assoc, Inc    47,478
                             16,603

Medical Equipment/Supplies - 5.38%
15,000  Substance Abuse
                Technology   23,438
 3,000  I-Flow               16,313
                             39,751

Miscellaneous - 12.02%
 6,000  NTN Communications   22,875
 2,000  Invision Technologies66,000
                             88,875


Total Portfolio Investments - 100%
( Cost = $ 783,125 )      $ 738,886
                            =======


Page 4
                    Financial Statements(unaudited)
                  Statement of Assets and Liabilities
                        As of December 31, 1996
Assets
   Investments at market Value  (Cost $783,124.99)    $   738,885.95
   Cash                                                    16,020.16
                                                          ----------
      Total Assets                                        754,906.11
Liabilities
   Accounts Payable - Management fees                         937.92
   Accounts Payable - Custodial fees                          612.00
   Accounts Payable - Shareholder Redemptions                 112.12
   Accounts Payable - Securities Bought                     8,928.58
                                                           ---------
      Total Liabilities                                    10,590.62
Net Assets  (equivalent to $ 9.61 per share,
            based on 77,444.454 shares outstanding)    $  744,315.49
                                                          ==========
Net Asset Value Per Share                                    $  9.61
                                                              ======

        The accompanying notes are an integral part of these financial statements

-----------------------------------------------------------------------
                         Statement of Operations
                              (unaudited)
                  For the Six Months ended December 31, 1996

   Investment income:
       Interest income                            $ 81.34
       Dividend income                             947.65
           Total investment income                           1,028.99
   Operating expenses:
       Management fees                           6,049.28
       Transaction service charge                  475.00
           Total operating expenses                          6,524.28
                                                            ---------
           Net investment income (loss)                    ( 5,495.29)
   Net realized and unrealized gain (loss) on securities:
       Realized loss on sale of securities     (84,599.62)
       Change in unrealized depreciation        28,806.68
           Net realized and unrealized gain on securities  (55,792.94)
                                                            ---------
   Net increase in net assets resulting from operations $  (61,288.23)
                                                            =========


             The accompanying notes are an integral part of these
                           financial statements

------------------------------------------------------------------------

                    Statement of Changes in Net Assets
         For the Six Months Ended December 31, 1996(unaudited), and the Fiscal Years ended June 30, 1996 and June 30, 1995



 Increase in Net Assets:
                                     12/31/96   06/30/96(a) 06/30/95(a)
Operations:
   Net investment income (loss)     (5,495.29)  ( 5,076.21)  (3,730.13)
   Net realized gain (loss)
       on  securities              (84,599.62)  183,502.21   22,422.65
   Net change in unrealized appreciation
       (depreciation) in securities 28,806.68  (136,820.19)  76,892.86
                                    ---------   ----------   ---------
   Net increase in net assets
       from operations             (61,288.23)   41,605.81   95,585.38

Distributions to shareholders:
   From net investment income            0.00         0.00        0.00
   From net realized gains         (26,427.98)  (51,711.04)       0.00
   Net Decrease from Distributions (26,427.98)  (51,711.04)       0.00

From Fund Share Transactions:
   Proceeds from shares issued      59,912.37   165,861.09   227,806.07
   Reinvestment of dividends and
     capital gains distributions    26,427.98    51,711.04         0.00
   Payments for shares redeemed    (85,940.42) (100,598.94)  (48,945.88)
                                    ---------   ----------    ---------
   Net Increase from Fund Share
     Transactions                      399.93   116,973.19   178,860.19

Total Increase in Assets           (87,316.28)  106,867.96   274,445.57

Net Assets:
   Beginning of Fiscal Year        831,631.77   724,763.81   450,318.24
                                   ----------   ----------   ----------
   End of Period                  $744,315.49  $831,631.77  $724,763.81
                                   ==========   ==========   ==========

(a) Audited

            The accompanying notes are an integral part of these
                          financial statements



Page 5

                          Financial Highlights

                                       Six Months        For the
                                         Ended     Fiscal Year Ended(a)
                                        12/31/96    6/30/96    6/30/95
Net Asset Value, Beginning of Period    $  10.75   $  10.84    $  9.23
  Income From Investment Operations:
   Net investment income (loss)            (0.07)     (0.07)     (0.05)
   Net realized & unrealized
       gains (losses) on securities        (0.72)      0.72       1.66
       Total from investment operations    (0.79)      0.65       1.61
   Less Distributions:
       Distributions from realized gains   (0.35)     (0.74)     (0.00)
Net Asset Value, End of Period              9.61    $ 10.75    $ 10.84
                                           =====      =====      =====
Total return for the period                (7.31)%     6.30%     17.44%

Ratios/Supplemental Data
   Net assets at the end of
       the period                    $744,315.49 $831,631.77 $724,763.01
   Ratio of expenses to average
       net assets                           1.66(b)     1.22       1.00
   Ratio of net investment  income (loss)
       to avg net assets                   (1.39)(b)   (0.64)     (0.60)
   Portfolio turnover rate                   22%         87%        79%
   Average commission rate paid per share  .0777       .1035      .1040
   Shares outstanding at
        end of period                 77,444.454  77,389.622  66,845.421
(a) Audited
(b) Annualized


Page 6

Notes to the Financial Statements

Note 1: Significant Accounting Policies
AmTrust Investors, Inc. (the "Fund") was incorporated under the laws of the State of Texas as of January 25, 1993 as an open-end diversified management company under the Investment Company Act of 1940. The Fund's inception date was August 19, 1993.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statement and highlights.
Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or, if no such closing price is available, at the last bid price quoted on such day. The value of securities and other assets for which no market quotations are readily available are determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in sixty
(60) days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.
Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions to Shareholders: The Fund intends to distribute to shareholders at least annually substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Dividends to shareholders are recorded on the ex-dividend date.
Securities Transactions and Investment Income: The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Note 2:  Management Services
The Fund has entered into an Investment Advisory Agreement with AmTrust Capital Resources, Inc. for investment management that provides for the payment of a monthly fee, calculated daily, at a specified annual rate (1.5% as of December 31, 1996) of the previous thirty-day moving average of the daily net assets of the Fund. Certain officers and directors of the Fund are also officers, directors and shareholders of the Investment Advisor. The Investment Advisor was paid $6,049.28 in management fees for the six month period ended December 31, 1996.

Note 3:  Distributions to Shareholders
One December 31, 1996, a distribution of $.353815 per share aggregating $26,427.98 was declared from net realized gains from investment transactions (including $.287112 per share applicable to short-term gains that are taxable to shareholders as ordinary income dividends) accumulating through October 31, 1996. The dividend was paid on December 31, 1996, to shareholders of record on December 31, 1996.

Note 4:  Capital Share Transactions
As of December 31, 1996, there were 10,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:
                               Six Months         Year Ended
                           December 31, 1996    June 30, 1996

                            Shares      Amount       Shares      Amount
Shares Issued            5,977.058  $59,912.37   14,494.920  $165,861.09
Shares Issued from reinvestment
       of dividends      2,750.041   26,427.98    5,040.057    51,711.04
Shares Redeemed         (8,672.267) (85,940.42)  (8,990.776) (100,598.94)
                         ---------   ---------    ---------   ----------
Net Increase                54.832      399.93   10,544.201   116,973.19


Note 5:  Investment Transactions
Purchases and sales of investment securities were $180,114.95 and $168,755.01, respectively, for common stocks during the six months ended December 31, 1996. Net realized losses on the sale of investments (tax basis) for the period ended December 31, 1996, was $132,509.62. The net gain on investments for the six months ended December 31, 1996, was $47,910.00. The net realized gain on investments was entirely from long transactions. As of December 31, 1996, the gross unrealized appreciation of securities was $143,113.26, the gross unrealized depreciation was $187,352.30, and the net unrealized depreciation was $44,239.04.

Note 6: Results of Annual Shareholders Meeting
The Annual Meeting of the Shareholders of AmTrust Value Fund was held on January 31, 1997. The following proposals were presented and
approved.   Outstanding shares of the Fund were  58.92% represented  in person or by proxy.

Proposal No. 1: The Board re-elected the five existing board members. Proposal No. 2: The Shareholders approved the continuance of the
                  Investment Advisory Agreement.
Proposal No. 3: The Shareholders ratified the Board's selection of the
                  Independent Public Accountant.

The table below lists the results of the Shareholders vote recorded at the Annual Shareholders meeting:

                           Votes For   Votes Against  Votes Abstained
      Proposal No. 1:
         Jimmy Baker       45,633.514          0.000          0.000
         Jesse Baker, Jr.  45,633.514          0.000          0.000
         Paul Erdelt       45,633.514          0.000          0.000
         Mickey Pachta     45,633.514          0.000          0.000
         Paul Teinert      45,633.514          0.000          0.000
      Proposal No. 2:      37,944.650      2,541.020      5,147.844
      Proposal No. 3:      48,445.313         55.905      4,886.290







Corporate Headquarters:
  109-A Teakwood
  Victoria, Texas  77901
  (512)  578-7778
  (800)  532-1146


Board of Directors:
  Jimmy Baker, President
  Paul M. Erdelt
  Jesse Baker, Jr.
  Paul Teinert
  Mickey Pachta

Investment Advisor:
  AmTrust Capital Resources, Inc.
  109-A Teakwood
  Victoria, Texas  77901


Transfer & Dividend Paying Agent:
  AmTrust Capital Resources, Inc.


Independent Auditor:
  Michael S. Klingle
  119 Amhurst
  Victoria, Texas 77904


Legal Counsel:
  Mickey Pachta
  210 Brocton
  Victoria, Texas  77904


Retirement Account Trustee:
  Sterling Trust Company
  PO Box 2526
  Waco, Texas  76702